UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 27, 2022 (May 23, 2022)

MSP Recovery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39445	84-4117825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Le Jeune Road, Floor 10 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

(305) 614-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	MSPR	Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MSPRW	Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $0.0001	MSPRZ	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 23, 2022, MSP Recovery, Inc. (formerly known as Lionheart Acquisition Corporation II) (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.03, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the transactions under Items 3.03, 5.05 and 5.06 of Form 8-K.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference in this Form 8-K/A.

Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Original Report.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Current Report is incorporated herein by reference.

As disclosed in Item 2.01, the Company’s Class A Common Stock commenced trading on the Nasdaq under the symbol “MSPR” on May 24, 2022. The Company’s Public Warrants commenced trading on the Nasdaq under the symbol “MSPRZ”, and the New Warrants are anticipated to commence trading on the Nasdaq under the symbol “MSPRW” when issued.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 23, 2022, the Board adopted a new Code of Business Conduct and Ethics (the “Code”). The Code applies to all employees, officers and directors of the Company. The Code addresses the requirements under Item 406 of Regulation S-K. The adoption of the Code did not relate to or result in any waiver, explicit or implicit, of any provision of the prior code of business conduct and ethics for any person subject to the prior code.

The above description of the Code does not purport to be complete and is qualified in its entirety by reference to its full text, which is available on the Company’s investor relations website (https://investors.msprecovery.com/). The contents of the Company’s website are not incorporated by reference in this Current Report on Form 8-K or made a part hereof for any purpose.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial Business Combination” as required by the Company’s Amended and Restated Certificate of Incorporation (the “Existing Certificate”), the Company ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in the section of the Company’s definitive proxy statement/prospectus, filed with the SEC on May 3, 2022, entitled “The Business Combination” beginning on page 187, which information is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2022	MSP RECOVERY, INC.

	By:	/s/ Ricardo Rivera
	Name:	Ricardo Rivera
	Title:	Chief Financial Officer